EXHIBIT NO. 99.7(c)

                               As of: 16 July 2003

                         Exhibit A to Custodian Contract

                  --------------------------------------------- ------------------------- -------------------------


                            Name of Trust/Portfolio              State Street Portfolio       Chase Portfolio

                  -------------------------------------------------------------------------------------------------

                  I.   MFS Family of Funds

                       MFS Series Trust I:

                       Managed Sectors Fund (MMS)                                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Cash Reserve Fund (MCF)                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Asset Allocation Fund (MAA)                                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Growth Fund (AGF)                        X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Gr. and Inc. Fund (RGI)                   X>
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Value Fund (EIF)                                   X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Core Growth Fund (CGF)                             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Discovery Fund (NDF)                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Technology Fund (SCT)                              X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research International Fund (RIF)                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Telecommunications (GTF)                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Japan Equity (MJE)                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust II:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Growth Fund (MEG)                                                   X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Large Cap Growth Fund (MCG)                                                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust III:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Income Fund (MFH)                                                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Yield Opportunities Fund (HYO)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal High Income Fund (MMH)                   N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust IV:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Money Market Fund (MMM)                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Gov't. Money Mkt. Fund (MMG)                       X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal Bond Fund (MMB)                          N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Growth Fund (OTC)                                                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust V:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Fund (MTR)                                                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Fund (MFR)                                                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International New Discovery Fund (MIO)             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Strategic Growth Fund                X
                  (MGR)

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Strategic Value Fund                 X
                  (MIV)

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust VI:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Total Return Fund (MWT)                                               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Utilities Fund (MMU)                                                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Equity Fund (MWE)                                                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust VII:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                         Capital Opportunities Fund (MVF)                                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------



                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust VIII:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                         Strategic Income Fund (MSI)                                                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                         Global Growth Fund (WGF)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                         MFS Tax Managed Equity Fund (TME)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust IX:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Bond Fund (MFB)                                                              X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Opportunities Fund (MCV)                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inflation-Adjusted Bond Fund (IAB)                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Intermediate Inv. Grade Bond Fund                  X
                  (IBF)

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Large Cap Value Fund (MLV)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Limited Maturity Fund (MLM)                                                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal Ltd. Maturity Fund (MML)                 N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Bond Fund (RBF)                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Bond Fund J  (RBJ)                        X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust X:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Aggressive Growth Allocation Fund (AGG)            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Conservative Allocation Fund (CON)                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Markets. Debt Fund (EMD)                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Markets Equity Fund (FEM)                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       European Equity Fund (MEQ)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Fundamental Growth Fund (FDG)                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Gemini U.K. Fund (GKF)                             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Value Fund (GOF)                                                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Government Mortgage Fund (MGM)                     N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Growth Allocation Fund (GRO)                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Core Equity Fund(ICF)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International. Growth Fund (FGF)                   X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Equity Fund (IAF)                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Value Fund (FGI)                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Moderate Allocation Fund (MOD)                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Endeavor Fund (NEF)                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Value Fund (SVF)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Series Trust XI:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Value Fund (MDF)                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Union Standard Equity Fund (UNE)                   X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Vertex International Fund (VXI)                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Municipal Series Trust:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       AL Municipal Bond Fund (MAL)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       AR Municipal Bond Fund (MAR)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       CA Municipal Bond Fund (MCA)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       FL Municipal Bond Fund (MFL)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       GA Municipal Bond Fund (MGA)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MD Municipal Bond Fund (MMD)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MA Municipal Bond Fund (MMA)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MS Municipal Bond Fund (MMP)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       NY Municipal Bond Fund (MNY)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       NC Municipal Bond Fund (MNC)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                       PA Municipal Bond Fund (MPA)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       SC Municipal Bond Fund (MSC)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       TN Municipal Bond Fund (MTN)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       VA Municipal Bond Fund (MVA)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       WV Municipal Bond Fund (MWV)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal Income Fund (MMI)                        N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Stand-Alone Funds:

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Government Limited Maturity Fund (MGL)             N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                         Government Securities Fund (MGS)                 N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Growth Opportunities Fund (MGO)                                              X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MA Investors Growth Stock Fund (MIG)                                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MA Investors Trust (MIT)                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                  II.  MFS Closed-End Funds

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Charter Income Trust (MCR)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Government. Markets. Income Trust (MGF)            X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Intermediate Income Trust (MIN)                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Multimarket Income Trust (MMT)                                               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Municipal Income Trust (MFM)                       N/A                       N/A
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Special Value Trust (MFV)                                                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                  III. MFS Institutional Funds

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Institutional Trust (MFSIT):

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Core Equity Fund (ICE)                        X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Emerging Equities Fund (MEE)                  X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. High Yield Fund (IHY)                         X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. International Equity Fund (IIE)               X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Large Cap Growth. Fund (ILC)                  X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Large Cap Value Fund (ILV)                    X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Mid Cap Growth Fund (IMC)                     X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Research Fund (IRF)                           X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Int'l Research Equity Fund (IRE)              X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Inst. Real Estate Investment Fund (IRT)             X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       MFS Variable Insurance Trust (MVI):

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Growth Series (VEG)                                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Capital Opportunities Series (VVS)                                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Series (VFR)                                                        X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Investors Trust Series (VGI)                                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Series (VTR)                                                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Utilities Series (VUF)                                                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Income Series (VHI)                                                     X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Governments Series (VWG) (nka                                         X
                       MFS Strategic Income Series
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Bond Series (VFB)                                                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Money Market Series (VMM)                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Discovery Series (VND)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Investors Growth Stock Series (VGS)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Equity Series (VGE)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Growth Series (VMG)                        X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Value Series (VLU)                                                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                  IV.  MFS/Sun Life Series Trust

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Bond Series (BDS)                                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Capital Appreciation Series (CAS)                                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Capital Opportunity Series (VAL)                   X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Growth Series (EGS)                                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Emerging Markets Equity Series (FCE)               X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Asset Allocation Series (AAS)                                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Governments Series (WGS)                                              X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Growth Series (WGO)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Telecommunications Series (GLS)                                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Total Return Series (WTS)                                             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Government. Securities Series (GSS)                N/A                       N/A

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Yield Series (HYS)                                                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International. Growth Series (FCI)                 X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       International Value Series (FCG)                   X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Managed Sectors Series (MSS)                                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mass. Inv. Growth Stock Series (MIS)               X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mass. Investors Trust Series (CGS)                 X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Growth Series (MCS)                                                  X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Mid Cap Value Series (MVS)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Money Market Series (MKS)                          X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       New Discovery Series (NWD)                         X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Res. Gr. and Inc. Series (RGS)                     X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research International Series (RSS)                X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Research Series (RES)                                                        X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Growth Series (SGS)                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Income Series (SIS)                      X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Strategic Value Series (SVS)                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Technology Series (TKS)                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Series (TRS)                                                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Utilities Series (UTS)                                                       X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Value Series (EIS)                                 X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                  V.   Compass Products

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Cap. Appreciation Var. Acct. (CAVA)                X

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Gov't. Securities Var. Acct. (GSVA)               N/A                        N/A

                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Global Gov'ts. Var. Acct. (WGVA)                                             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       High Yield Variable Acct. (HYVA)                                             X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Managed Sectors Var. Acct. (MSVA)                                            X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Money Mkt. Variable Acct.(MMVA)                    X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------
                       Total Return Variable Acct. (TRVA)                                           X
                  -------------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------

         MFS Funds Listed in this Exhibit A                            State Street Bank and Trust Company

         By:                                                           By:
            -----------------------------------------                     -----------------------------------------
                Name: James R. Bordewick, Jr.                              Name:
                Title:  Assistant Secretary and Assistant Clerk            Title:

                                                                       JPMorgan Chase Investor Services Co.

                                                                       By:
                                                                          -----------------------------------------
                                                                           Name:
                                                                           Title:
